UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 25, 2004


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
---      (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---      (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
---      Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
---      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
FD DISCLOSURE.

     The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

     On October 25, 2004, American Express Company issued a press release announcing its financial results for the third quarter of 2004, as well as certain other information regarding the extension of its co-brand, Membership Rewards and merchant partnerships with Delta Air Lines and its commitment to prepay $500 million for the future purchases of Delta SkyMiles Rewards points and to provide a $100 million loan to Delta as part of a new credit facility that is currently being negotiated with other lenders. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2004 third quarter financial results and a 2004 Third Quarter Earnings Supplement. Such additional financial information and the 2004 Third Quarter Earnings Supplement are attached to this report as Exhibits 99.2 and 99.3, respectively, and each is hereby incorporated by reference.

EXHIBIT

99.1 Press Release, dated October 25, 2004, of American Express Company announcing its financial results for the third quarter of 2004 and certain other information.

99.2 Additional financial information relating to the financial results of American Express Company for the third quarter of 2004.

99.3   2004 Third Quarter Earnings Supplement of American Express Company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)






                                        By:    /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   October 25, 2004


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                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------


99.1 Press Release, dated October 25, 2004, of American Express Company announcing its financial results for the third quarter of 2004 and certain other information.

99.2 Additional financial information relating to the financial results of American Express Company for the third quarter of 2004.

99.3          2004 Third Quarter Earnings Supplement of American Express
              Company.